Exhibit 13.1
VOLUNTARY CERTIFICATION OF CARLO BOZOTTI, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND SOLE MEMBER OF OUR MANAGING BOARD OF STMICROELECTRONICS N.V. AND CARLO FERRO, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Report on Form 6-K of STMicroelectronics N.V. (the “Company”) for the period ending April 2, 2005, as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
          1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2006	By:	/s/ Carlo Bozotti
	Name:	Carlo Bozotti
	Title:	President and Chief Executive Officer and Sole Member of our Managing Board

Date: August 7, 2006	By:	/s/ Carlo Ferro
	Name:	Carlo Ferro
	Title:	Executive Vice President and Chief Financial Officer